Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
     I, Scott D. Josey, Chairman of the Board, Chief Executive Officer and President (principal executive officer) of Mariner Energy, Inc. (the “Registrant”), certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, of the Registrant (the “Report”):
     (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Date: August 10, 2006

/s/ Scott D. Josey Scott D. Josey,
Chairman of the Board,
Chief Executive Officer and President